Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
14.	Income Taxes

Antigua and Barbuda

Under the current laws of Antigua and Barbuda, the Company is not subject to tax on income or capital gains. Additionally, upon payments of dividends by the Company to its shareholders, no Antigua and Barbuda withholding tax will be imposed.

Hong Kong

Under Hong Kong tax laws, Sinovac Hong Kong is subject to Hong Kong Profits Tax rate at 16.5%, and is exempted from income tax on its foreign-derived income. There are no withholding taxes in Hong Kong on remittance of dividends.

Singapore

Under Singapore tax laws, Sinovac Singapore is subject to Singapore Income Tax rate at 17%, and is exempted from income tax on its foreign-derived income. There are no withholding taxes in Singapore on remittance of dividends.

China

Effective from January 1, 2008, the PRC’s statutory income tax rate is 25%. The Company’s PRC subsidiaries are subject to income tax at the statutory rate of 25% except for Sinovac Beijing, Sinovac Dalian and Sinovac LS. Sinovac Beijing and Sinovac Dalian, have been reconfirmed as a “High and New Technology Enterprise” (“HNTE”) in 2020 for a period of three years, and are subject to a preferential income tax rate of 15% from 2020 to 2022. Sinovac LS, has been confirmed as a HNTE in 2020 for a period of three years and is subject to a preferential income tax rate of 15% from 2020 to 2022.

The Company’s income before income tax consists of:

	For the year ended December 31,
	2021	2020	2019
Non-PRC	$94,372	$5,866	$(7,337)
PRC	17,468,669	210,751	78,157
Total	$17,563,041	$216,617	$70,820

The Company’s income taxes consists of:

	For the year ended December 31,
	2021	2020	2019
Current income tax expense	$(2,839,034)	$(42,665)	$(11,290)
Deferred tax expense	(265,096)	11,227	5,685
Total income tax expense	$(3,104,130)	$(31,438)	$(5,605)

The following is a reconciliation of the Company’s total income tax expenses to the amount computed by applying the PRC statutory income tax rate of 25% to its income before income taxes for the years ended December 31, 2021, 2020 and 2019:

	For the year ended December 31,
	2021	2020	2019
Income before income taxes	$17,563,041	$216,617	$70,820
Income tax expense at the PRC statutory rate	(4,390,760)	(54,154)	(17,705)
International tax rate differential	5,303	(419)	(1,827)
Super deduction for research and development expenses	159,235	7,229	2,310
Non-deductible expenses	(227,821)	(2,225)	685
Other adjustments	6,190	(1,002)	(486)
Effect of preferential tax rate	1,774,595	19,224	7,018
Change in valuation allowance	(4,135)	2,656	4,415
Effect of PRC withholding tax	(426,737)	(2,747)	(15)
Income tax expense	$(3,104,130)	$(31,438)	$(5,605)

The tax effects of temporary differences that give rise to the Company’s deferred tax assets are as follows:

	December 31,
	2021	2020
Inventories	6,794	1,212
Accrued expenses	56,309	17,240
Deferred government grants	2,589	2,838
Fixed assets	(13,661)	5,382
Tax losses carried forward	4,254	338
Less: valuation allowance	(4,254)	(119)
Deferred tax assets	$52,031	$26,891

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences become deductible or utilized. The Company considers projected future taxable income and tax planning strategies in making this assessment. Based upon an assessment of the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible or can be utilized, the Company provided valuation allowance of $4,254 as of December 31, 2021 (December 31, 2020 - $119).

The Company evaluates its valuation allowance requirements at end of each reporting period by reviewing all available evidence, both positive and negative, and considering whether, based on the weight of that evidence, a valuation allowance is needed. When circumstances cause a change in management’s judgment about the realizability of deferred tax assets, the impact of the change on the valuation allowance is generally reflected in income from operations. The future realization of the tax benefit of an existing deductible temporary difference ultimately depends on the existence of sufficient taxable income of the appropriate character within the carry forward period available under applicable tax law. The Company’s valuation allowance increased by $4,135 from $119 as of December 31, 2020 to $4,254 as of December 31, 2021.

Tax loss carry-forwards of the Company’s PRC subsidiaries in the amount of $17,017 (RMB 108.4 million) as of December 31, 2021 will expire from 2022 to 2026, if not utilized.

As of December 31, 2021, deferred tax liabilities of $289,296 represents withholding tax for the potential remittance of earnings from the PRC subsidiaries to Sinovac Hong Kong, accrued at a 5% withholding tax rate. Under the PRC tax regulations, dividends from PRC companies to their overseas parents in respect of earnings derived from January 1, 2008 onwards are subject to PRC dividend withholding tax at 10%, which could be reduced to 5% should treaty benefits be applicable.

As of December 31, 2021, the Company has not recognized any deferred tax liability on Sinovac Beijing’s undistributed earnings of approximately $374,016, in view of the Company's permanent reinvestment plan. The Company would be subject to PRC withholding income taxes at 5% or 10%, depending on the availability of treaty benefit between China and Hong Kong, upon the distribution of such profits outside of China. As of December 31, 2021, the Company’s portion on the amount of unrecognized deferred tax liability ranged from $18,701 to $37,402.

The changes in unrecognized tax benefits are as follows:

	For the year ended December 31,
	2021	2020	2019
Balance on January 1	561	904	1,681
Additions for tax positions of the current year	—	—	—
Additions for tax positions of the prior years	—	—	—
Settlement with the taxing authority	—	—	—
Lapse of statute of limitations	(286)	(343)	(777)
Balance on December 31	$275	$561	$904

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, and such interest and penalties are reversed when statute of limitations lapse. For the year ended December 31, 2021, the Company reversed $135 in interest (December 31, 2020 - $107 ,December 31, 2019 - $458). The Company had $170 accrued interest as of December 31, 2021 (December 31, 2020 - $305). The PRC tax law provides statute of limitations ranging from three to five years and for transfer pricing related matters, it could be extended to 10 years. In general, the PRC tax authorities have up to five years to conduct examinations of the tax filings of the Company’s PRC subsidiaries. Accordingly, the PRC subsidiaries’ tax years of 2016 - 2021 remain open to examination by the respective tax authorities.

As of December 31, 2021, the Company had unrecognized tax benefits of approximately $275 (December 31, 2020 - $561, December 31, 2019 - $904) and such balance was included in “other non-current liabilities”. As of December 31, 2021, unrecognized tax benefits amounting to $275 would affect the effective tax rate if recognized (December 31, 2020 - $561, December 31, 2019 - $904). The Company does not expect the amount of unrecognized tax benefits would change significantly in the next 12 months.